Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Steven Caldwell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report of Willamette Valley Vineyards, Inc. on Form 10-Q for the quarterly period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents in all material respects the financial condition and results of operations of Willamette Valley Vineyards, Inc.

Date: August 16, 2010
By:	/s/ R. Steven Caldwell
Name:	R. Steven Caldwell
Title:	Chief Financial Officer